UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2021
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2021, John Quicke and Dahlia Loeb, both members of the Board of Directors (the “Board”) of Aviat Networks, Inc. (the “Company”), notified the Board that they would not stand for re-election as members of the Board at the 2021 annual meeting of the stockholders. Mr. Quicke and Ms. Loeb’s terms as director will end at the conclusion of the annual meeting of the shareholders of the Company on November 10, 2021. Mr. Quicke and Ms. Loeb’s decisions were not the result of any disagreement with the Company.

On August 26, 2021, Kenneth Kong, a member of the Board of Directors (the “Board”) of Aviat Networks, Inc. (the “Company”), notified the Board that he would not stand for re-election as members of the Board at the 2021 annual meeting of the stockholders. Mr. Kong’s terms as director will end at the conclusion of the annual meeting of the shareholders of the Company on November 10, 2021. Mr. Kong’s decisions were not the result of any disagreement with the Company.

Item 7.01 Regulation FD Disclosure

On August 30, 2021, the Company filed a press release announcing Mr. Quicke. Ms. Loeb and Mr. Kong’s decisions not to stand for re-election, and the planned nomination of two new director candidates. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.    Description
99.1     Press Release dated August 30, 2021
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

August 30, 2021	By:	/s/ Eric Chang
		Name:	Eric Chang
		Title:	Senior Vice President and Chief Financial Officer